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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 11, 2003


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                0-20574                       51-0340466
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)

                                26950 Agoura Road
                        Calabasas Hills, California 91301
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     On December 11, 2003, The Cheesecake Factory Incorporated issued a press release entitled "The Cheesecake Factory Opens in Honolulu, Hawaii." A copy of the press release is attached as Exhibit 99.1.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 11, 2003              THE CHEESECAKE FACTORY INCORPORATED


                                 By:  /s/ GERALD W. DEITCHLE
                                      ------------------------------------------
                                      Gerald W. Deitchle
                                      President and Chief Financial Officer
                                      (Principal Financial Officer)


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                                  EXHIBIT INDEX

   Exhibit        Description
-------------    ---------------------------------------------------------------
    99.1          Press Release dated December 11, 2003 entitled "The Cheesecake
                  Factory Opens in Honolulu, Hawaii."


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